Pursuant to Rule 497(e)
                                                        Registration No. 33-6790

                           IMPORTANT NOTICE REGARDING
                   CHANGE IN INVESTMENT OBJECTIVE AND POLICIES

                               THE WESTWOOD FUNDS
                              WESTWOOD REALTY FUND
                                  (the "Fund")

                     SUPPLEMENT DATED JUNE 30, 2005, TO THE
                    PROSPECTUSES EACH DATED JANUARY 31, 2005
          THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED MAY 18, 2005.

         At the Fund's special meeting of shareholders, changes to the Fund's investment objective were approved. Accordingly, effective July 18, 2005, the Fund's investment objective will be changed "to provide a high level of current income as well as long-term capital appreciation. The Fund invests primarily in income producing equity and fixed income securities."

         Effective July 18, 2005, the Fund's name will be changed to the "Westwood Income Fund" and the Fund's principal investment policies, strategies and risks are changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs"). Furthermore, the Fund's requirement that it invest at least 80% of its net assets in REITs with a minimum market capitalization of $50 million is changed to a requirement that the Fund invest at least 80% of its net assets in dividend paying and/or interest bearing securities. The Fund's investment policies and strategies are not fundamental, and therefore may be changed without shareholder approval. In addition, the Fund may no longer be an appropriate investment for those shareholders who seek growth of capital more than current income and who seek a broad-based exposure to the real estate market without owning real estate directly.